                                 EXHIBIT 99.39

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

-------------------------------
GROUP II Only
-------------------------------

                                        DEAL NAME             DATA
COLLATERAL CHARACTERISTICS     POOL BALANCE            $   446,191,829.00   ------------------------------------------------------
                               # OF LOANS              #             2271   Please populate column D (&E) with the corresponding
                               AVG PRIN BALANCE        $       196,474.00   pool characteristics in Column B.
                               WAC                     %            7.084   -  For values in currency format, omit $.
                               WA NET RATE             %            6.564   -  For values in percentage format, provide data to 3
                               WAM                     #                    decimal places and omit %.
                               SEASONING               #                2   -  For WAC Net Rate, subtract servicing fee, trustee
                               SECOND LIENS            %            0.000   fee, and initial MI fee.
                               WA CLTV                 %           83.112   -  For MI Flag, Y or N.
                               WA FICO                 #              632   ------------------------------------------------------
                               PREPAY PENALTIES        %           80.665
ARM CHARACTERISTICS            WAC (ARMS ONLY)         %            7.084
                               WAM (ARMS ONLY)         #
                               WA MARGIN               %            6.483
                               WA INITIAL CAP          %            2.985
                               WA PERIODIC CAP         %            1.070
                               WA CAP                  %           14.000
                               WA MONTHS TO ROLL       #               27
LOAN TYPE                      FIXED                   %            0.000
                               BALLOONS                %            0.000
                               2/28 ARMS               %           75.741
                               3/27 ARMS               %           17.711
                               OTHER HYBRID ARMS       %            6.549
INDEX                          1-MONTH LIBOR           %            0.000
                               6-MONTH LIBOR           %          100.000
                               OTHER INDEX             %            0.000
LOAN PURPOSE                   PURCHASE                %           38.110
                               CASH-OUT REFI           %           58.079
                               RATE-TERM REFI          %            3.812
                               DEBT CONSOLIDATION      %            0.000
OCCUPANCY STATUS               OWNER                   %           97.454
                               SECOND HOME             %            0.036
                               INVESTOR                %            2.511
PROPERTY TYPE                  SINGLE FAMILY           %           86.994
                               2-4 FAMILY              %            6.972
                               PUD                     %            0.000
                               MH                      %            0.000
                               CONDO                   %            5.699
DOC TYPE                       FULL DOC                %           58.233
                               STATED DOC              %           40.445
                               LIMITED DOC             %            0.000
                               NO DOC                  %            0.000
MI DATA                        MI FLAG                Y/N               N
                               % OF POOL COVERED       %            0.000
                               EFFECTIVE LTV           %            0.000
FICO DISTRIBUTION              FICO <460               %            0.000
                               FICO 460-479            %            0.000
                               FICO 480-499            %            0.000
                               FICO 500-519            %            3.930
                               FICO 520-539            %            3.484
                               FICO 540-559            %            3.408
                               FICO 560-579            %            5.415
                               FICO 580-599            %            9.768
                               FICO 600-619            %           11.709
                               FICO 620-639            %           18.194
                               FICO 640-659            %           15.767
                               FICO 660-679            %           11.169
                               FICO 680-699            %            6.840
                               FICO 700-719            %            3.825
                               FICO 720-739            %            2.305
                               FICO 740-759            %            1.859
                               FICO >760               %            2.218

WA DTI

DTI DISTRIBUTION               DTI <10.00              %            0.022
                               DTI 10.00-19.99         %            1.210
                               DTI 20.00-29.99         %            5.325
                               DTI 30.00-39.99         %           21.065
                               DTI 40.00-49.99         %           59.107
                               DTI 50.00-59.99         %           13.247
                               DTI 60.00-69.99         %            0.025

LTV DISTRIBUTION               LTV <20                        %                0.000
                               LTV 20.01-30                   %                0.070
                               LTV 30.01-40                   %                0.014
                               LTV 40.01-50                   %                0.350
                               LTV 50.01-60                   %                1.583
                               LTV 60.01-70                   %                4.115
                               LTV 70.01-80                   %               56.053
                               LTV 80.01-90                   %               22.538
                               LTV 90.01-100                  %               15.277
                               LTV >100                       %                0.000

                                                                         DATA               DATA
LOAN BALANCE DISTRIBUTION      $ 0-25,000                   # & %                  0               0.000
                               $ 25,001-50,000              # & %                 11               0.110
                               $ 50,001-75,000              # & %                157               2.327
                               $ 75,001-100,000             # & %                218               4.353
                               $ 100,001-150,000            # & %                558              15.678
                               $ 150,001-200,000            # & %                466              18.234
                               $ 200,001-250,000            # & %                282              14.190
                               $ 250,001-300,000            # & %                222              13.606
                               $ 300,001-350,000            # & %                139              10.104
                               $ 350,001-400,000            # & %                 91               7.680
                               $ 400,001-450,000            # & %                 56               5.347
                               $ 450,001-500,000            # & %                 43               4.623
                               $ 500,001-550,000            # & %                 13               1.526
                               $ 550,001-600,000            # & %                  8               1.027
                               $ 600,001-650,000            # & %                  2               0.281
                               $ 650,001-700,000            # & %                  1               0.154
                               $ 700,001-750,000            # & %                  4               0.665
                               $ 750,001-800,000            # & %                  0               0.000
                               $ 800,001-850,000            # & %                  0               0.000
                               $ 850,001-900,000            # & %                  0               0.000
                               $ 900,001-950,000            # & %                  1               0.206
                               $ 950,001-1,000,000          # & %                  0               0.000
                               > $ 1,000,001                # & %                  0               0.000

GEOGRAPHIC DISTRIBUTION        AK                             %                0.000
                               AL                             %                0.457
                               AR                             %                0.076
                               AZ                             %                4.294
                               CA                             %               12.024
                               CO                             %                1.911
                               CT                             %                1.347
                               DC                             %                0.000
                               DE                             %                0.525
                               FL                             %               10.195
                               GA                             %                2.179
                               HI                             %                0.000
                               IA                             %                0.128
                               ID                             %                0.099
                               IL                             %                5.196
                               IN                             %                2.777
                               KS                             %                0.938
                               KY                             %                0.635
                               LA                             %                0.000
                               MA                             %                3.275
                               MD                             %                7.188
                               ME                             %                0.141
                               MI                             %                8.162
                               MN                             %                0.791
                               MO                             %                1.806
                               MS                             %                0.000
                               MT                             %                0.000
                               NC                             %                1.817
                               ND                             %                0.000
                               NE                             %                0.207
                               NH                             %                0.107
                               NJ                             %                4.381
                               NM                             %                0.139
                               NV                             %                2.971
                               NY                             %                8.806
                               OH                             %                3.255
                               OK                             %                0.223
                               OR                             %                0.483
                               PA                             %                1.886
                               RI                             %                0.945
                               SC                             %                0.721
                               SD                             %                0.000
                               TN                             %                0.803
                               TX                             %                0.882
                               UT                             %                0.496
                               VA                             %                4.186
                               VT                             %                0.041
                               WA                             %                1.220
                               WI                             %                2.286
                               WV                             %                0.000
                               WY                             %                0.000

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

-------------------------
GROUP II Only
-------------------------

---------------------------------------
Please populate appropriate loan
characteristics for each loan bucket.
---------------------------------------


        BALANCE           # OF LOANS       WAC          WA FICO        WA LTV       OWNER OCC %      CASHOUT REFI%      FULL DOC%
$600,000-650,000              2           6.222           635          82.49            0.00             49.80           100.00
$650,001-700,000              1           5.650           678          89.21            0.00             100.00          100.00
$700,001-750,000              4           6.379           646          71.93            0.00             75.81            74.74
$751,001-800,000
$800,001-850,000
$850,001-900,000
$900,001-950,000              1           7.250           730          80.00            0.00             100.00          100.00
$950,001-1,000,000
>$1,000,000


DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

---------------------
GROUP II Only
---------------------

--------------------------------------------------------------------------------
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.
--------------------------------------------------------------------------------

PERCENTAGE BY RANGE                                                LOANS WITHOUT MI
                                                                           FICOs

                                  <450     451-500    501-550   551-600   601-650    651-700   701-750     >750
                                -----------------------------------------------------------------------------------
                        <20       0.00%     0.00%      0.00%     0.00%     0.00%      0.00%     0.00%      0.00%
                                -----------------------------------------------------------------------------------
                       20-30      0.00%     0.00%      0.02%     0.01%     0.00%      0.04%     0.00%      0.00%
                                -----------------------------------------------------------------------------------
                       30-40      0.00%     0.00%      0.00%     0.01%     0.00%      0.00%     0.00%      0.00%
                                -----------------------------------------------------------------------------------
                       40-50      0.00%     0.00%      0.20%     0.08%     0.04%      0.04%     0.00%      0.00%
                                -----------------------------------------------------------------------------------
        LTVs           50-60      0.00%     0.00%      0.65%     0.22%     0.26%      0.08%     0.32%      0.06%
                                -----------------------------------------------------------------------------------
                       60-70      0.00%     0.00%      1.94%     0.52%     0.76%      0.57%     0.04%      0.29%
                                -----------------------------------------------------------------------------------
                       70-80      0.00%     0.03%      4.66%     8.82%     21.30%    15.11%     4.40%      1.74%
                                -----------------------------------------------------------------------------------
                       80-90      0.00%     0.00%      1.58%     6.63%     8.80%      4.34%     0.78%      0.41%
                                -----------------------------------------------------------------------------------
                       90-100     0.00%     0.00%      0.04%     1.27%     6.02%      5.87%     1.34%      0.72%
                                -----------------------------------------------------------------------------------
                        >100      0.00%     0.00%      0.00%     0.00%     0.00%      0.00%     0.00%      0.00%
                                -----------------------------------------------------------------------------------

                                                                      LOANS WITH MI
                                                                           FICOs
                                  <450     451-500    501-550   551-600   601-650    651-700   701-750     >750
                                -----------------------------------------------------------------------------------
                        <20
                                -----------------------------------------------------------------------------------
                       20-30
                                -----------------------------------------------------------------------------------
                       30-40
                                -----------------------------------------------------------------------------------
                       40-50
                                -----------------------------------------------------------------------------------
        LTVs           50-60                                     NO MI
                                -----------------------------------------------------------------------------------
                       60-70
                                -----------------------------------------------------------------------------------
                       70-80
                                -----------------------------------------------------------------------------------
                       80-90
                                -----------------------------------------------------------------------------------
                       90-100
                                -----------------------------------------------------------------------------------
                        >100
                                -----------------------------------------------------------------------------------

LOAN COUNT                                                          LOANS WITHOUT MI
                                                                           FICOs
                                  <450     451-500    501-550   551-600   601-650    651-700   701-750     >750
                                -----------------------------------------------------------------------------------
                        <20         0         0          0         0         0          0         0          0
                                -----------------------------------------------------------------------------------
                       20-30        0         0          1         1         0          1         0          0
                                -----------------------------------------------------------------------------------
                       30-40        0         0          0         1         0          0         0          0
                                -----------------------------------------------------------------------------------
                       40-50        0         0          6         2         1          1         0          0
                                -----------------------------------------------------------------------------------
        LTVs           50-60        0         0         16         7         7          2         3          1
                                -----------------------------------------------------------------------------------
                       60-70        0         0         41        15         18        11         1          4
                                -----------------------------------------------------------------------------------
                       70-80        0         1         105       231       518        317        89        26
                                -----------------------------------------------------------------------------------
                       80-90        0         0         40        144       170        92         16         6
                                -----------------------------------------------------------------------------------
                       90-100       0         0          1        32        151        143        31        18
                                -----------------------------------------------------------------------------------
                        >100        0         0          0         0         0          0         0          0
                                -----------------------------------------------------------------------------------
                         #


                                                                      LOANS WITH MI
                                                                           FICOs
                                  <450     451-500    501-550   551-600   601-650    651-700   701-750     >750
                                -----------------------------------------------------------------------------------
                        <20
                                -----------------------------------------------------------------------------------
                       20-30
                                -----------------------------------------------------------------------------------
                       30-40
                                -----------------------------------------------------------------------------------
                       40-50
                                -----------------------------------------------------------------------------------
        LTVs           50-60                                     NO MI
                                -----------------------------------------------------------------------------------
                       60-70
                                -----------------------------------------------------------------------------------
                       70-80
                                -----------------------------------------------------------------------------------
                       80-90
                                -----------------------------------------------------------------------------------
                       90-100
                                -----------------------------------------------------------------------------------
                        >100
                                -----------------------------------------------------------------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

--------------------------------------------------------------------------------
Please fill out chart with the appropriate characteristics for each rep line. Please note '% of total IO' should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.
--------------------------------------------------------------------------------

----------------
GROUP II Only
----------------


----------------------------------------------------------------------------------------------------------------------------------
          PRODUCT TYPE            WA IO TERM    NUMBER OF LOANS     LOAN BALANCE    AVG. LOAN BALANCE  % OF TOTAL IO    % OF TOTAL
----------------------------------------------------------------------------------------------------------------------------------
      2/28 ARM 60 MONTH IO            60              487             114,643,460.19        235,407.52     76.10          25.69
----------------------------------------------------------------------------------------------------------------------------------
      3/27 ARM 60 MONTH IO            60              102              25,941,717.45        254,330.56     17.22           5.81
----------------------------------------------------------------------------------------------------------------------------------
      5/25 ARM 60 MONTH IO            60              35               10,062,079.16        287,487.98      6.68           2.26
----------------------------------------------------------------------------------------------------------------------------------
            TOTALS:                                   624             150,647,256.80        241,421.89    100.00          33.76
----------------------------------------------------------------------------------------------------------------------------------

                                [RESTUBBED TABLE]

---------------------------------------------------------------------------------------------------------------------------
          PRODUCT TYPE           POOWA FICO       WA LTV     % OWNER OCCUPIE% PURCHASE  % INVESTOR   WA DTI    % FULL DOC
---------------------------------------------------------------------------------------------------------------------------
      2/28 ARM 60 MONTH IO            650          83.54         98.45        44.23        1.55       43.30       53.34
---------------------------------------------------------------------------------------------------------------------------
      3/27 ARM 60 MONTH IO            658          84.00         95.11        32.97        4.89       42.14       74.76
---------------------------------------------------------------------------------------------------------------------------
      5/25 ARM 60 MONTH IO            681          82.36        100.00         7.15        0.00       39.58       95.13
---------------------------------------------------------------------------------------------------------------------------
            TOTALS:                   653          83.54         97.98        39.81        2.02       42.85       59.82
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
     INITIAL PERIODIC CAPS
------------------------------------------------------------------------------------------------
          PRODUCT TYPE               1.00%           1.50%             2.00%             2.50%
------------------------------------------------------------------------------------------------
      2/28 ARM 60 MONTH IO           0.00         $ 2,502,896.67       $ 432,000.00       $ -
------------------------------------------------------------------------------------------------
      3/27 ARM 60 MONTH IO           0.00            $ 94,999.99       $ 451,050.00       $ -
------------------------------------------------------------------------------------------------
      5/25 ARM 60 MONTH IO           0.00                    $ -                $ -       $ -
------------------------------------------------------------------------------------------------
            TOTALS:                  0.00         $ 2,597,896.66       $ 883,050.00       $ -
------------------------------------------------------------------------------------------------

                               [RESTUBBED TABLE]


------------------------------------------------------------------------------------------------------------
     INITIAL PERIODIC CAPS
------------------------------------------------------------------------------------------------------------
          PRODUCT TYPE                         3.00%          3.50%        4.00%         4.50%         5.00%
------------------------------------------------------------------------------------------------------------
      2/28 ARM 60 MONTH IO               $ 111,708,563.52      0.00        0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------
      3/27 ARM 60 MONTH IO               $  25,123,667.62      0.00        0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------
      5/25 ARM 60 MONTH IO               $  10,062,079.16      0.00        0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------
            TOTALS:                      $ 146,894,310.30      0.00        0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------


DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.